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Certificate Number                                   Number of Common Securities
      -1-                                                          -___________-

                    Certificate Evidencing Common Securities
                                       of
                     AMERICAN ANNUITY GROUP CAPITAL TRUST I
                     ___% Trust Originated Common Securities
                  (liquidation amount $25 per Common Security)

      American Annuity Group Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that AAG Holding Company, Inc. (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ___% Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Declaration of Trust of the Trust dated as of September __, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

      Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

      By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.
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      IN WITNESS WHEREOF, the Trust has executed this certificate this ______
day of September, 1996.

                                        AMERICAN ANNUITY GROUP CAPITAL
                                         TRUST I

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:  Regular Trustee

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:  Regular Trustee
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                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________agent to transfer this
Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:_________________

Signature:____________________________________
  (Sign exactly as your name appears on the other side of this Common Security
                                  Certificate)